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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 13, 2002
                        (Date of earliest event reported)



                        LANDAMERICA FINANCIAL GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)

               Virginia                                1-13990                              54-1589611
     (State or Other Jurisdiction              (Commission File Number)                   (IRS Employer
           of Incorporation)                                                           Identification No.)


                101 Gateway Centre Parkway
                    Richmond, Virginia                                            23235-5153
         (Address of Principal Executive Offices)                                 (Zip Code)


              Registrant's telephone number, including area code:
                                 (804) 267-8000




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Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

         (c)      Exhibits.

                  99.1     Statement under Oath of Principal  Executive  Officer
                           Regarding   Facts  and   Circumstances   Relating  to
                           Exchange Act Filings.

                  99.2     Statement under Oath of Principal  Financial  Officer
                           Regarding   Facts  and   Circumstances   Relating  to
                           Exchange Act Filings.

Item 9.           Regulation FD Disclosure

         On August 13, 2002, LandAmerica Financial Group, Inc. delivered by overnight courier to the Securities and Exchange Commission the executed sworn statements of the Company's Principal Executive Officer and Principal Financial Officer in accordance with the order of the Commission dated June 27, 2002, requiring the filing of sworn statements pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934, as amended. Copies of the sworn statements are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

         In accordance with General Instruction B.2. of Form 8-K, the information included or incorporated in or attached to this report, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be set forth by specific reference in such a filing.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        LANDAMERICA FINANCIAL GROUP, INC.
                                                    (Registrant)



Date:  August 13, 2002                   By:/s/ G. William Evans
                                            -----------------------------------
                                            G. William Evans
                                            Chief Financial Officer




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                                  Exhibit Index
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Exhibit
Number                              Document
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99.1     Statement under Oath of Principal Executive Officer Regarding Facts and
         Circumstances Relating to Exchange Act Filings.

99.2 Statement under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings.